Supplement dated January 25, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This Supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below. Please check your annuity prospectus (“Prospectus”) to determine which of the following changes affect the Contract that you own.

Invesco V.I. Conservative Balanced Fund Merger:

Subject to shareholder approval, effective on or about the close of business April 26, 2024 (the “Effective Date”), the following Target Portfolios will be merged into the following Acquiring Portfolios as shown in the table below. After the Effective Date, all references to the Target Portfolios in your Prospectus should be disregarded.

Target Portfolios	Acquiring Portfolios
Invesco V.I. Conservative Balanced Fund - Series I	Invesco V.I. Equity and Income Fund - Series I
Invesco V.I. Conservative Balanced Fund - Series II	Invesco V.I. Equity and Income Fund - Series II

Upon completion of the mergers, the Target Portfolios will no longer be available under your Contract, and any Contract Value remaining in the Sub-Accounts investing in the Target Portfolios on the Effective Date will be transferred to the Sub-Accounts investing in the corresponding Acquiring Portfolios. Your Contract Value in the units of the Sub-Accounts investing in the Acquiring Portfolios will be equal to your Contract Value of the units of the Sub-Accounts that were invested in the corresponding Target Portfolios immediately prior to the merger.

Please note that you may transfer Contract Value out of the Target Portfolios into an investment option available under your Contract for a period of 60 days prior to the Effective Date free of charge and such transfer will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Effective Date, any Contract Value that was transferred to an Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

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Additionally, if a Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available investment option with the asset allocation model for the model to continue to operate for your Contract following the Effective Date.

You may wish to consult with your financial professional about the impact of the mergers on any allocation instructions and asset allocation models in effect for your Contract.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
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